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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 2, 1999
                                                --------------------------------


                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)


        0-25565                                           86-0879433
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(Commission File Number)                       (IRS Employee Identification No.)



400 E. Van Buren, Fourth Floor, Phoenix, AZ                 85004
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 (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code        (602) 716-0100
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)









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Item 5.  Other Events.

         News Release dated August 2, 1999 and Complaint (CV99-13647), as filed in the Arizona Superior Court, Maricopa County on August 2, 1999, filed as Exhibit 20.1 and Exhibit 20.2, respectively, to this Current Report on Form 8-K, are incorporated by reference herein.

Item 7.  Exhibits.

     Exhibit Number                         Description
     --------------            -------------------------------------------------

          20.1                 News Release dated August 2, 1999.

          20.2 Complaint (CV99-13647), as filed in the Arizona Superior Court, Maricopa County on August 2, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   quepasa.com, inc.
                                         --------------------------------------
                                                     (Registrant)


Date: August 2, 1999                     By:      /s/ GARY L. TRUJILLO
                                            ------------------------------------
                                            Gary L. Trujillo
                                            Chairman and Chief Executive Officer





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                                 EXHIBIT INDEX


     Exhibit Number                         Description
     --------------            -------------------------------------------------

          20.1                 News Release dated August 2, 1999.

          20.2 Complaint (CV99-13647), as filed in the Arizona Superior Court, Maricopa County on August 2, 1999.